UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549


                              FORM 8-K
                           Current Report
                Pursuant to Section 13 or 15d of the
                  Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) :   December 4, 2003

                            SPIEGEL, INC.

   (Exact name of registrant as specified in its charter)


  Delaware                 0-16126             36-2593917
 (State or other          (Commission file    (I.R.S. Employer
   jurisdiction of          number)             Identification No.)
   incorporation or
   organization)

   3500 Lacey Road
   Downers Grove, IL                            60515-5432
  (Address of principal executive offices)      (Zip Code)


                            (630) 986-8800
       (Registrant's telephone number, including area code)

                               No Change
  (Former name or Former address, if changed since last report)

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Item 5. Other Events

On December 4, 2003, the Registrant issued the press release attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Exhibits.

(c) Exhibits

    Exhibit 99       Press release dated December 4, 2003

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SPIEGEL, INC.
                                       (Registrant)

Dated:   December 4, 2003           By:  /s/ James M. Brewster
                                     -------------------------
                                     James M. Brewster
                                     Senior Vice President
                                     and Chief Financial Officer
                                     (Principal Accounting and
                                      Financial Officer)

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EXHIBIT INDEX

Exhibit No.

99           Spiegel, Inc. press release dated December 4, 2003